EXHIBIT 13.1

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
01/07/19	http://grantcardonetv.com/how-to-use-leverage/	Abel Valdvia	1/7/19	3/19/19
01/14/19	http://grantcardonetv.com/single-family-vs-multi-family/	Abel Valdvia	1/14/19	3/19/19
01/28/19	http://grantcardonetv.com/how-to-write-offer/	Abel Valdvia	1/28/19	3/19/19
02/04/19	http://grantcardonetv.com/5-reasons-why-people-invest-in-real-estate-grant-cardone/	Abel Valdvia	2/4/19	3/19/19
02/11/19	http://grantcardonetv.com/how-to-compound-your-money/	Abel Valdvia	2/11/19	3/19/19
02/25/19	http://grantcardonetv.com/7-signs-you-have-a-great-deal/	Abel Valdvia	2/25/19	3/19/19
03/04/19	http://grantcardonetv.com/rent-roll/	Abel Valdvia	3/4/19	3/19/19
03/11/19	http://grantcardonetv.com/commercial-real-estate-vs-stocks/	Abel Valdvia	3/11/19	3/19/19

(1-31-2019) SEC Ad Compliance Form

1

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/22/19	http://grantcardone.com/how-raise-money/	Jesse Foster	2/21/19	3/19/19

(1-31-2019) SEC Ad Compliance Form

2

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/31/19	Footer of the website: http://cardonecapital.com/	Veronika	1/31/2019	3/19/19
1/31/19	http://cardonecapital.com/disclaimer/	Veronika	1/31/2019	3/19/19
2/11/19	http://cardonecapital.com/why-private-equity-real-estate-funds-are-superior-to-private-reits/	Veronika	2/11/2019	3/19/19
2/15/19	http://cardonecapital.com/how-to-earn-50000-a-year-in-dividends/	Veronika	2/15/2019	3/19/19
2/18/19	http://cardonecapital.com/the-truth-about-monopoly/	Veronika	2/18/2019	3/19/19
2/25/19	http://cardonecapital.com/7-signs-you-have-a-great-deal/	Veronika	2/25/2019	3/19/19
3/4/19	http://cardonecapital.com/3-kinds-of-debt/	Veronika	3/4/19	3/19/19
3/6/19	http://cardonecapital.com/analyzing-the-rent-roll/	Veronika	3/6/2019	3/19/19
3/11/19	http://cardonecapital.com/commercial-real-estate-vs-stocks/	Veronika	3/11/2019	3/19/19
3/19/19	http://cardonecapital.com/how-to-invest-in-real-estate-with-5000/	Veronika	3/19/2019	3/19/19
3/25/19	http://cardonecapital.com/how-i-raised-15-million-in-90-minutes/	Veronika
4/11/19	http://cardonecapital.com/multi-family-real-estate-is-the-best-investment/	Veronika
4/18/19	http://cardonecapital.com/the-perfect-size-deal/	Veronika
5/6/19	http://cardonecapital.com/double-down-on-your-investments/	Veronika

(1-31-2019) SEC Ad Compliance Form

3

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	3/19/19
1/28/19	http://www.youtube.com/watch?v=HkPqjKHdfDQ	Johnny	1/28/19	3/19/19
2/10/19	http://www.youtube.com/watch?v=4E7R5VbF8ro	Johnny	2/10/19	3/19/19
2/10/19	http://youtu.be/Sl9_4frZET4	Johnny	2/10/2019	3/19/19
2/11/19	http://youtu.be/i9WkbLSIcSo	Johnny	2/11/19	3/19/19
2/11/19	http://www.youtube.com/watch?v=7_jqyFxDV-U	Johnny	2/11/19	3/19/19
2/14/19	http://www.youtube.com/watch?v=zybwhxLPfqo	Johnny	2/14/19	3/19/19
2/16/19	http://www.youtube.com/watch?v=6eaAjMHyTkA	Johnny	2/16/19	3/19/19
2/16/19	http://www.youtube.com/watch?v=iaq-VLGye4Y	Johnny	2/16/19	3/19/19
2/18/19	http://www.youtube.com/watch?v=urWPYZ-lTPQ	Johnny	2/18/19	3/19/19
2/20/19	http://www.youtube.com/watch?v=he2ld-kHTiM	Johnny	no video	3/19/19
2/20/19	http://www.youtube.com/watch?v=OmdhW5PO59s&t=3s	Johnny	2/20/19	3/19/19
2/22/19	http://www.youtube.com/watch?v=m0maRTNlH6Q	Johnny	2/22/19	3/19/19
2/25/19		Johnny	no video	3/19/19
2/27/19	http://www.youtube.com/watch?v=2XFnhHSkZnM	Johnny	2/27/19	3/19/19
3/1/19	http://www.youtube.com/watch?v=Yrh_cuZ2WS0&t=156s	Johnny	3/1/19	3/19/19
3/2/19	http://www.youtube.com/watch?v=zIXeWskkSU4	Johnny	3/2/19	3/19/19
3/4/19	http://www.youtube.com/watch?v=yGQ6yDtfQEY	Johnny	3/4/19	3/19/19
3/5/19	http://www.youtube.com/watch?v=Yr7zjvmEvzc	Johnny	3/5/19	3/19/19
3/6/19	http://www.youtube.com/watch?v=i0Fx-6Hj9SM	Johnny	3/6/19	3/19/19
3/7/19	http://www.youtube.com/watch?v=cIHgQku6qa4	Johnny	3/7/19	3/19/19
3/11/19	http://www.youtube.com/watch?v=cmGPTWHmZzg	Johnny	3/11/19	3/19/19
3/18/19	http://www.youtube.com/watch?v=nDIAaaynYZU	Johnny	3/18/19	3/19/19

(1-31-2019) SEC Ad Compliance Form

4

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/31/19	facebook.com/grantcardonefan/posts/10156918342618563	Anthony	1/31/19	3/19/19
2/6/19	facebook.com/grantcardonefan/posts/10156933930528563	Anthony	2/6/19	3/19/19
2/11/19	facebook.com/grantcardonefan/photos/a.10150103132168563/10157009009363563/?type=1&theater	Anthony	2/11/19	3/19/19
2/17/19	facebook.com/grantcardonefan/videos/2676169319076860	Anthony	2/17/19	3/19/19
2/18/19	facebook.com/grantcardonefan/posts/10156955369908563	Anthony	2/18/19	3/19/19
3/11/19	facebook.com/grantcardonefan/photos/a.10150103132168563/10157009009363563/?type=1&theater	Anthony	3/11/19	3/19/19
3/14/19	facebook.com/grantcardonefan/posts/10156949960558563	Anthony	3/14/19	3/19/19
3/18/19	facebook.com/grantcardonefan/videos/1757351521033794	Anthony	3/18/19	3/19/19
3/23/19	facebook.com/grantcardonefan/videos/2093368097575340	Anthony
3/25/19	facebook.com/grantcardonefan/videos/374678949784899/	Anthony
4/1/19	facebook.com/grantcardonefan/videos/164918611095135/	Anthony
4/3/19	facebook.com/grantcardonefan/videos/314302839262063/	Anthony
4/3/19	facebook.com/watch/?v=2558664564203993	Anthony
4/8/19	facebook.com/grantcardonefan/posts/10157071842703563	Anthony
4/16/19	facebook.com/grantcardonefan/videos/vb.236959743562/2062165807413815	Anthony
4/22/19	facebook.com/grantcardonefan/videos/vb.236959743562/600252157154101	Anthony
5/19/19	facebook.com/grantcardonefan/videos/431704457380739/	Anthony

(1-31-2019) SEC Ad Compliance Form

5

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
5/24/19	http://fb.me/2mpTMnmf5VQ8q4G	Anthony
5/24/19	http://fb.me/1G3cJqS4A3Cn9si	Anthony
5/24/19	http://fb.me/2oaf0fMi2mkeni0	Anthony
5/24/19	http://fb.me/20COGQo7xPrTnOt	Anthony
5/24/19	http://fb.me/1Fef2T1bwKzWWGE	Anthony
5/24/19	http://fb.me/1JpBH2ef9DLvDhF	Anthony
5/24/19	http://fb.me/1I4PkXp9hrzvxj3	Anthony

(1-31-2019) SEC Ad Compliance Form

6

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/8/19	http://www.instagram.com/p/Btn10CkgIHM	Anthony	2/8/19	3/19/19
2/9/19	http://www.instagram.com/p/BtrW8PxHieQ	Anthony	2/9/19	3/19/19
2/23/19	http://www.instagram.com/p/BuOjkFgnhbb/	Anthony	2/23/19	3/19/19
2/26/19	http://www.instagram.com/p/BuWdPVbH1Fe/	Anthony	2/26/19	3/19/19
3/16/19	http://www.instagram.com/p/BvDLuvenvYA/	Anthony	3/16/19	3/19/19
3/25/19	http://www.instagram.com/p/BvbXqWBnRah/	Anthony
3/26/19	http://www.instagram.com/p/BvfFNwIgUgP/	Anthony
4/3/19	http://www.instagram.com/p/BvzXZa0nBdx/	Anthony
4/16/19	http://www.instagram.com/p/BwUpsfjH7PD/	Anthony
4/18/19	http://www.instagram.com/p/BwaoNBwHd5U/	Anthony
4/22/19	http://www.instagram.com/tv/BwjjCPYHctB/	Anthony
4/25/19	http://www.instagram.com/tv/BwrWk4qHpEj/	Anthony
4/26/19	http://www.instagram.com/tv/Bwvpn0VHi7i/	Anthony
5/2/19	http://www.instagram.com/p/Bw9asyqniac/	Anthony
5/2/19	http://www.instagram.com/p/Bw-rda_nQT3/	Anthony
5/11/19	http://www.instagram.com/p/BxUHn-snd7c/	Anthony
5/17/19	http://www.instagram.com/p/BxjZmCVDrrC/	Anthony

(1-31-2019) SEC Ad Compliance Form

7

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
3/22/19	twitter.com/GrantCardone/status/1109169508424577029	Anthony
3/23/19	twitter.com/GrantCardone/status/1109552037472231430	Anthony
3/26/19	twitter.com/GrantCardone/status/1110650624394305537	Anthony
3/26/19	twitter.com/GrantCardone/status/1110650624394305537	Anthony
4/3/19	twitter.com/GrantCardone/status/1113557285266239489	Anthony
4/4/19	twitter.com/GrantCardone/status/1113802063778078720	Anthony
4/8/19	twitter.com/GrantCardone/status/1115250850039988224	Anthony
4/8/19	twitter.com/GrantCardone/status/1115250850039988224	Anthony
4/9/19	twitter.com/GrantCardone/status/1115750038507012098	Anthony
4/15/19	twitter.com/GrantCardone/status/1117973923163983872	Anthony
4/16/19	twitter.com/GrantCardone/status/1118116090448576517	Anthony
4/16/19	twitter.com/GrantCardone/status/1118203734427873281	Anthony
4/26/19	twitter.com/GrantCardone/status/1121880342800080896	Anthony
5/1/19	twitter.com/GrantCardone/status/1123610785039753221	Anthony
5/20/19	twitter.com/GrantCardone/status/1130682288902033409	Anthony
5/22/19	twitter.com/GrantCardone/status/1131203045856022530	Anthony
5/24/19	twitter.com/GrantCardone/status/1131969029680312320	Anthony

(1-31-2019) SEC Ad Compliance Form

8

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/31/19	http://www.linkedin.com/pulse/cardone-capital-making-commercial-real-estate-grant-cardone/	Jesse Foster	1/31/10	3/19/19
2/4/19	http://www.linkedin.com/pulse/why-private-equity-real-estate-funds-superior-reits-grant-cardone/	Jesse Foster	2/4/19	3/19/19
2/6/19	http://www.linkedin.com/pulse/how-lose-700-million-grant-cardone/	Jesse Foster	2/6/19	3/19/19
2/8/19	http://www.linkedin.com/pulse/truth-monopoly-grant-cardone/	Jesse Foster	2/8/19	3/19/19
2/12/19	http://www.linkedin.com/pulse/how-earn-50000-year-dividends-grant-cardone/	Jesse Foster	2/12/19	3/19/19
3/7/19	http://www.linkedin.com/pulse/everything-you-need-know-forbes-latest-billionaires-list-cardone/	Jesse Foster	3/7/19	3/19/19
4/1/19	http://www.linkedin.com/pulse/secret-making-money-your-sleep-grant-cardone/	Jesse Foster
4/19/19	http://www.linkedin.com/pulse/your-mailbox-money-grant-cardone/	Jesse Foster
5/8/19	http://www.linkedin.com/pulse/10x-oracle-grant-cardone	Jesse Foster

(1-31-2019) SEC Ad Compliance Form

9

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/5/19	http://medium.com/the-10x-entrepreneur/private-equity-real-estate-funds-are-better-than-private-reits-39f232a8cc09	Jesse Foster	2/5/19	3/19/19
2/6/19	http://medium.com/the-10x-entrepreneur/how-to-lose-700-million-fd219dc512f3	Jesse Foster	2/6/19	3/19/19
2/8/19	http://medium.com/the-10x-entrepreneur/the-truth-about-monopoly-a53dc0e698bb	Jesse Foster	2/8/19	3/19/19
2/13/19	http://medium.com/the-10x-entrepreneur/how-to-best-earn-50-000-a-year-in-dividends-b63a5dd25c94	Jesse Foster	2/13/19	3/19/19
3/7/19	http://medium.com/the-10x-entrepreneur/everything-you-need-to-know-about-forbes-latest-billionaires-list-f4d6d47bca86	Jesse Foster	3/7/19	3/19/19

4/25/19	http://medium.com/the-10x-entrepreneur/your-mailbox-money-6d0116a98bc6	Jesse Foster
5/9/19	http://medium.com/the-10x-entrepreneur/the-10x-oracle-87d212ff43ac	Jesse Foster

(1-31-2019) SEC Ad Compliance Form

10

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/25/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/58994312	Jesse Foster	2/25/19	3/19/19
3/5/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59227831	Jesse Foster	3/5/19	3/19/19
3/11/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59353933	Jesse Foster	3/11/19	3/19/19
3/18/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59505401	Jesse Foster
3/24	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59646494	Jesse Foster
4/1/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59783773	Jesse Foster
4/8/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59932774	Jesse Foster
4/15/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/60062780	Jesse Foster
4/22/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/60210076	Jesse Foster
5/7/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/60537252	Jesse Foster

(1-31-2019) SEC Ad Compliance Form

11

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/31/19	facebook.com/notes/cardone-capital/cardone-capital-making-big-deals-available-to-everyday-investors/1614649181925624/	Veronika	1/31/19	3/19/19
1/31/19	facebook.com/cardonecapital/posts/2172881256102411	Veronika	1/31/19	3/19/19
2/11/19	facebook.com/cardonecapital/posts/2189331054457431	Veronika	2/11/19	3/19/19
2/12/19	facebook.com/cardonecapital/posts/2191526937571176	Grant	2/12/19	3/19/19
2/14/19	facebook.com/cardonecapital/posts/2194645790592624	Veronika	2/14/19	3/19/19
2/15/19	facebook.com/cardonecapital/posts/2196430177080852	Veronika	2/15/19	3/19/19
2/24/19	facebook.com/cardonecapital/photos/a.1575919832465226/2210649475658922/	Veronika	2/24/19	3/19/19
2/25/19	facebook.com/cardonecapital/posts/2212097118847491	Veronika	2/25/19	3/19/19
3/6/19	facebook.com/cardonecapital/posts/2224472814276588	Veronika	3/6/19	3/19/19
3/7/19	facebook.com/cardonecapital/photos/a.1594317567292119/2226178194106050	Veronika	3/7/19	3/19/19
3/11/19	facebook.com/cardonecapital/posts/2231268110263725	Veronika	3/11/19	3/19/19
3/15/19	facebook.com/cardonecapital/photos/a.1594317567292119/2236367419753794	Veronika	3/15/19	3/19/19
3/19/19	facebook.com/cardonecapital/posts/2241966169193919	Veronika	3/19/19	3/19/19
3/22/19	facebook.com/cardonecapital/videos/2046736298695934/	Veronika
3/23/19	facebook.com/cardonecapital/photos/a.1594317567292119/2247972445259958	Veronika
4/11/19	facebook.com/cardonecapital/posts/2275430022514200	Veronika
5/10/19	facebook.com/cardonecapital/photos/a.1594317567292119	Veronika

(1-31-2019) SEC Ad Compliance Form

12

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/18/19	http://www.facebook.com/themelissaharless/videos/10210979622481656/	Melissa
1/29/19	http://www.instagram.com/p/BtL8bnOHXGH/?utm_source=ig_share_sheet&igshid=droxro8sdakh&fbclid=IwAR3ZHTUYcc7tDLER58k5QskT2YrvEholOdGP3trLZUZwUW3KfznYsP4enN0	Melissa
1/31/19	http://www.instagram.com/10xgrowthconference/?fbclid=IwAR3G51WqmTiH__ayMBxGQ5E-MdX-pUEH2CwGfpzyWOMa1LzmcvUKUj9cXHM	Melissa
3/8/19	http://www.facebook.com/themelissaharless/videos/10211254143384507/	Melissa
3/15/19	http://www.facebook.com/photo.php?fbid=10211285957059829&set=gm.402797060510208&type=3&theater&ifg=1	Melissa
3/27/19	http://www.facebook.com/photo.php?fbid=10211345702673432&set=gm.408834586573122&type=3&theater&ifg=1	Melissa
4/17/19	http://www.facebook.com/themelissaharless/videos/pcb.420044322118815/10211467292233095/?type=3&theater&ifg=1	Melissa
5/17/19	http://www.facebook.com/photo.php?fbid=10211633861757229&set=gm.436995137090400&type=3&theater&ifg=1	Melissa
5/24/19	http://www.facebook.com/themelissaharless/videos/10211675110108412/	Melissa

(1-31-2019) SEC Ad Compliance Form

13

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/19/19	http://www.instagram.com/p/Btzi70ig9KL/	Veronika	2/19/19	3/19/19
2/25/19	http://www.instagram.com/p/BuUVrtCAxvH/	Veronika	2/25/19	3/19/19
3/7/19	http://www.instagram.com/p/BuuAFojA56y/	Veronika	3/7/19	3/19/19
3/15/19	http://www.instagram.com/p/BvCnGMugZ2I/	Veronika	3/15/19	3/19/19
3/18/19	http://www.instagram.com/p/BvKGsGOAi27/	Veronika	3/18/19	3/19/19
3/21/19	http://www.instagram.com/p/BvR7QqIglNc/	Veronika
3/22/19	http://www.instagram.com/p/BvUfRseAhQR/	Veronika
3/25/19	http://www.instagram.com/p/BvbxJo8A2_Q/	Veronika
4/10/19	http://www.instagram.com/p/BwFlLkkgi09/	Veronika
4/15/19	http://www.instagram.com/p/BwSiWX5Am4h/	Veronika
4/18/19	http://www.instagram.com/p/BwZ1ZGlgFhQ/	Veronika
4/24/19	http://www.instagram.com/p/BwpMO2oAjcC/	Veronika
5/17/19	http://www.instagram.com/p/BxlRnUgjfGw/	Veronika
5/19/19	http://www.instagram.com/p/BxqwiqwD1JF/	Veronika
5/21/19	http://www.instagram.com/p/Bxtzsgyjcwb/	Veronika
5/23/19	http://www.instagram.com/p/BxzZboqHdtO/	Veronika
5/28/19	http://www.instagram.com/p/Bx_5vAzJQr5/	Veronika

(1-31-2019) SEC Ad Compliance Form

14

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
N/A	N/A	N/A	N/A	N/A

(1-31-2019) SEC Ad Compliance Form

15

Cardone Capital GCTV Advertising

Date Published	File Name/URL/Screen Shot Title	Posted By:	Email Copy Link	Email Copy Link 2	Reviewed by Compliance Officer	Date Reviewed
1/31/19	This is what you're investing in.	Rachel Hasson			1/31/19	3/19/19
1/31/19	I want to meet with you	Doron Yoets			1/31/19	3/19/19
2/1/19	How do you report to the IRS when investing in Cardone Capital?	Rachel Hasson			2/1/19	3/19/19
2/3/19	Scott couldn't be happier with Cardone Capital	Rachel Hasson			2/1/19	3/19/19
2/3/19	Exclusive invite to Grant Cardone's Private Facebook Group	Rachel Hasson			2/1	3/19/19
2/4/19	What happens to your investment if I pass away	Rachel Hasson			2/3/19	3/19/19
2/5/19	This is what it means to be free	Rachel Hasson			2/4/19	3/19/19
2/5/19	Want access to my next Q&A?	Rachel Hasson			2/4/19	3/19/19
2/5/19	Want access to my next Q&A?	Rachel Hasson			2/4/19	3/19/19
2/6/19	Using your IRA to invest in Cardone Capital	Rachel Hasson			2/7/19	3/19/19
2/7/19	Exclusive Invite to Grant Cardone's Private Facebook Group	Rachel Hasson			2/7/19	3/19/19
2/7/19	This is what our investors are saying..	Rachel Hasson			2/7/19	3/19/19
2/8/19	How much of my own money am I putting in?	Rachel Hasson			2/8/19	3/19/19
2/8/19	This isn't open to the public	Rachel Hasson			2/8/19	3/19/19
2/9/19	The advice I wish I'd heard sooner	Rachel Hasson			2/9/19	3/19/19
2/10/19	Are you an accredited investor?	Rachel Hasson			2/10/19	3/19/19
2/11/19	What properties do multi-billion and trillion-dollar corporations purchase?	Rachel Hasson			2/11/19	3/19/19
2/12/19	Invest with me and let's make history	Rachel Hasson			2/12/19	3/19/19
2/12/19	Is this a legitimate opportunity?	Rachel Hasson			2/12/19	3/19/19
2/13/19	This is how lasting wealth is created	Doron Yoets			2/13/19	3/19/19
2/18/19	Fund IV & V Asset Closed: Projected 15% IRR | 2.50X Multiple	Doron Yoets			2/18/19	3/19/19
2/26/19	Fund IV & V Asset: Update on 10X Living at Delray	Doron Yoets			2/26/19	3/19/19
3/6/19	You've read my real estate book now what?	Doron Yoets			3/6/19	3/19/19
3/11/19	7 Signs You Have a Great Deal	Doron Yoets			3/11/19	3/19/19
3/12/19	We have the answers	Doron Yoets			3/12/19	3/19/19
3/15/19	Over $1.2 Million in distributions	Doron Yoets			3/15/19	3/19/19
3/19/19	Why I Created Cardone Capital	Doron Yoets	http://www.dropbox.com/s/bfwi25gpxrl3ox4/3-19-19%20-%20Why%20I%20Created%20Cardone%20Capital.jpg?dl=0
3/25/19	Arnold Schwarzenegger in Real Estate	Doron Yoets	http://www.dropbox.com/s/oujxuu0zypaiyp2/3-25-19%20-%20Arnold%20Schwarzenegger%20in%20Real%20Estate.jpg?dl=0
3/28/19	Bonus Event at the 10X Business Boot Camp	Doron Yoets	http://www.dropbox.com/s/z3pr617latr7alb/3-28-19%20-%20Bonus%20Event%20at%20the%2010X%20Business%20Boot%20Camp.jpg?dl=0
3/29/19	Bonus Event at the 10X Business Boot Camp	Doron Yoets	http://www.dropbox.com/s/2nzj5kehxkugaft/3-29-19%20-%20Bonus%20Event%20at%20the%2010X%20Business%20Boot%20Camp.jpg?dl=0
3/29/19	Real Estate Briefing is Today at 6PM EST	Doron Yoets	http://www.dropbox.com/s/1ulw60rg311mp21/3-29-19%20-%20Real%20Estate%20Briefing%20is%20Today%20at%206PM%20EST.jpg?dl=0
4/5/19	Is "mailbox" money a real thing?	Doron Yoets	http://www.dropbox.com/s/rrx1okoxjku7pzi/4-5-19%20-%20Is%20%22mailbox%22%20money%20a%20real%20thing%3F.jpg?dl=0
4/18/19	This is what will drive apartments	Doron Yoets	http://www.dropbox.com/s/qi74d33ipii0mum/4-18-19%20-%20This%20is%20what%20will%20drive%20apartments.jpg?dl=0
5/24/19	Important Message From Grant Cardone	Andres Fischborn	http://www.dropbox.com/s/9d8f8f9vm7qfb1m/Important%20Message%20From%20Grant%20Cardone.html?dl=0
5/24/19	Important Message From Grant Cardone	Doron Yoets	http://www.dropbox.com/s/gu92ie8n64g3k8t/5-24-19%20-%20Important%20Message%20From%20Grant%20Cardone%201%20of%202.jpg?dl=0	http://www.dropbox.com/s/8jtodv647ooe01m/5-24-19%20-%20Important%20Message%20From%20Grant%20Cardone%202%20of%202.jpg?dl=0

(1-31-2019) SEC Ad Compliance Form

16

Cardone Capital GCTV Advertising

Date Published	Posted By:	Platform Used:	File Name/URL	Reviewed by Compliance Officer	Date Reviewed
1/31/19	Your Name	Facebook, Instagram, Email, etc	sample.com	Yes / No	3/20/19
3/15/19	Christopher Costa	Instagram	http://www.instagram.com/p/BvDLtsSFY4o/
3/21/19	Christopher Costa	Instagram	http://www.instagram.com/p/BvSbMmWFuX2/
3/15/2019	Andres Fischborn	Instagram	http://www.instagram.com/p/BvDPRqlHXla/
4/5/19	Christopher Costa	Instagram	http://www.instagram.com/p/Bv5F32xl2FI/
4/10/19	Christopher Costa	Instagram	http://www.instagram.com/p/BwF7w6shu5N/
4/18/19	Christopher Costa	Instagram	http://www.instagram.com/p/BwZ27nhBlTb/
4/18/19	Andres Fischborn	Instagram	http://www.instagram.com/p/BwZxcallwkp/
5/13/19	Christopher Costa	Instagram	http://www.instagram.com/p/BxbGj4QBVYj/
5/14/19	Christopher Costa	Instagram	http://www.instagram.com/p/Bxde1bDhAKA/

(1-31-2019) SEC Ad Compliance Form

17